                                                                     Exhibit 4.1

 NUMBER                                                                   SHARES
CRXXXXXX

                                   [CREE LOGO]

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
COMMON STOCK                                                 CUSIP 225447 10 1


THIS CERTIFIES THAT




is the registered holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                   CREE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

   /s/ Adam H. Broome         [CREE CORPORATE SEAL]     /s/ Charles M. Swoboda
                  Secretary                                            President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR

_________________________________
AUTHORIZED SIGNATURE

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                                   CREE, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES AND SERIES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST, IN WRITING AND WITHOUT CHARGE, A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK OF THE CORPORATION AND OF THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN CREE, INC. (THE "COMPANY") AND AMERICAN STOCK TRANSFER & TRUST COMPANY, DATED AS OF MAY 30, 2002 (AS IT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, SHALL BECOME NULL AND VOID.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT -______ Custodian _______
TEN ENT - as tenants by the entireties                             (Cust)           (Minor)
JT TEN  - as joint tenants with right of                  under Uniform Gifts to  Minors
        Survivorship and not as tenants                   Act __________________________
        in common                                                      (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITIES OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated ________________________________

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                                   X____________________________________________


                                   X____________________________________________
                                   NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

                                   Signature(s) Guaranteed: ____________________
                                   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                   SECURITIES BROKER/DEALER, COMMERCIAL BANK,
                                   TRUST COMPANY, SAVINGS ASSOCIATION OR A
                                   CREDIT UNION PARTICIPATING IN A MEDALLION
                                   PROGRAM PURSUANT TO RULE 17Ad-15 OF THE
                                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.